UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

                             October 25, 2004
             Date of Report (Date of earliest event reported)


                              TelVue Corporation
           (Exact name of registrant as specified in its charter)

          Delaware                 0-17170         51-0299879
(State or other jurisdiction     (Commission    (I.R.S. Employer
 of incorporation)                File Number)   Identification No.)

                         16000 Horizon Way, Suite 500,
                         Mt. Laurel, New Jersey  08054
                    (Address of principal executive offices)


                                 856-273-8888
             (Registrant's telephone number, including area code)


                                       N/A
                        (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02  	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
            OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective October 25, 2004, Robert Lawrence was appointed as a director of TelVue Corporation (the "Corporation") by the Board of Directors of the Company to fill the vacancy created by the resignation of Neil Heller, who resigned as of September 10, 2004, and to serve the unexpired portion of the term of Neil Heller until the next annual meeting of stockholders of the Company or until his successor is elected and shall have qualified. Mr. Lawrence will serve on the Audit Committee and the Stock Option Committee of the Board of Directors.

                                      SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 25, 2004                       TelVue Corporation

                                       By:    /s/ Frank J. Carcione
                                              ---------------------
                                       Name:  Frank J. Carcione
                                       Title: President and Chief
                                              Executive Officer